UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Introduction

This Current Report on Form 8-K is being filed in connection with the completion of the following previously announced transactions: (i) the merger (the "REIT Merger") of Hartman Short Term Income Properties XX, Inc. (the "Company") with Hartman Short Term Income Properties XIX, Inc., a Texas corporation, and Hartman Income REIT, Inc., a Maryland corporation, with the Company surviving the merger; and (ii) the merger (the "Partnership Merger") of Hartman XX Limited Partnership ("Hartman XX OP") with Hartman Income REIT Operating Partnership, L.P., a Delaware limited partnership, with Hartman XX OP as the surviving entity.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, a special meeting of the Board of Directors of Hartman XX (the “Board”) was held. At the meeting, the Board of Directors voted to increase the size of the Board. At the meeting, the Board voted to appoint Horst Schulze, Gerald W. Haddock, and James S. Still as independent directors of the Board.

Horst Schulze: Mr. Schulze, age 81, brings more than 65 years of experience in hospitality and operational quality to the Board. Mr. Schulze joined the Ritz-Carlton hotel brand in 1983 as a charter member and Vice President of Operations. He was appointed Assistant Vice-President in 1987 and then president and COO in 1988. Mr. Schulze became vice chairman of The Ritz-Carlton Hotel Company from 2001 to 2002, and in 2011, he left the company to form the Capella Hotel Group; at the time of his departure, Schulze was responsible for the $2 billion Ritz-Carlton operations worldwide. Mr. Schulze currently sits on multiple boards other than Hartman XX, including the Cancer Treatment Centers of America and Reliance Trust.

In 1995, he was awarded the Ishikawa Medal for his personal contributions to the quality movement. In 1999, Johnson & Wales University gave him an honorary Doctor of Business Administration degree in Hospitality Management.

Gerald W. Haddock: Mr. Haddock, age 73, brings more than 48 years of professional and leadership experience to the Board. Gerald Haddock founded Haddock Enterprises, LLC in 2000. He has served as the company's president since its formation.

Prior to forming Haddock Enterprises, Mr. Haddock served as president and chief executive officer of Crescent Real Estate Equities, a diversified real estate investment trust.

He was a partner at the prestigious law firms of Fulbright & Jaworski, LLP (1972 - 1980), Kelly, Hart & Hallman, PC (1984 - 1990), and Jackson Walker, LLP (1990 - 1994), before founding the Haddock Firm, LLP.

He is currently a director for Meritage Homes Corporation, serving as Chairperson of the Nominating and Corporate Governance Committee. He also served as a member of the Audit Committee from 2009 through 2018. Mr. Haddock is also currently a director of Union Acquisition Corp. II, a special purpose acquisition corporation, and has served in this capacity since December 2018. Mr. Haddock serves on the Audit Committee of Union Acquisition Corp. II's board of directors.

From 1986 to 2019, Gerald Haddock served as a founding director of ENSCO International, PLC, a leading global offshore oil and gas drilling service company. As one of the initial three directors, he was instrumental in leading the negotiation efforts of Rainwater Group to acquire the company (formerly known as Blocker Energy). For more than 25 years, Mr. Haddock served on the Board of Directors as a director and as the Chairperson of the Audit Committee. He was also co-lead director for many years of his service. Mr. Haddock also served as a member of the Nominating and Governance Committee. Mr. Haddock retired as a director with Ensco in early 2019 upon its merger with Rowan Companies plc which created Valaris plc.

Gerald Haddock has served on many philanthropic boards. He previously served on the Board of Trustees for the M.D. Anderson Proton Therapy Education and Research Foundation and the Baylor College of Medicine, as well as a member of the Baylor University Executive Investment Committee. In recognition of his long time board service and talents, Mr. Haddock has been appointed to and chaired numerous sub-committee and projects over the years.

Since 2010, he has been involved with the CEELI Institute, a not-for profit, international provider of post-graduate, professional legal education headquartered in Prague. Its mission is to develop an international, professional community of reformers committed to the rule of law. The CEELI Institute provides rule of law training to prosecutors and governments seeking to become more rule of law based. Mr. Haddock is currently a member of the Friends of the CEELI Institute Board of Directors based out of Washington DC.

Gerald Haddock received his Bachelor of Business Administration and Juris Doctorate degree from Baylor University and Baylor Law School, and his Master of Laws in Taxation degree from New York University School of Law. He also received his Master of Business Administration degree from Dallas Baptist University.

The Board has appointed Mr. Haddock to serve as member and chairman of the Audit Committee, based on his professional legal and tax experience and leadership positions previously and currently held by Mr. Haddock, including experience Mr. Haddock has accumulated from analyzing and advising with respect to investments in commercial real estate and debt.

James S. Still: Mr. Still, age 63, brings to the Board years of board- and management-level experience. Mr. Still founded RDC Advisors, LLC in 2010, to serve as a holding company for his Board and interim management roles.

Prior to forming RDC Advisors, Mr. Still served as President and CEO of Surgent, LLC from 2014 to 2016, and prior to that President and CEO of Thompson Media Group, LLC from 2010 to 2014. Both of these entities were focused on providing professional education to a number of sectors of the domestic economy. The two companies were owned by private equity and institutional lending firms.

Earlier in his career, Mr. Still was President and CEO of Atlantic American Properties Trust, a diversified commercial and industrial real estate investment trust with holdings throughout the mid-Atlantic region. The company was owned by Lazard Freres Strategic Realty Investors. He was also the former President and CEO of Bell Atlantic Properties, Inc, a wholly owned investment real estate division of Bell Atlantic Corporation now Verizon Corporation.

Since 2017, he has been a director for Intellective, Inc, a leading provider of technology-based solutions; Precision Camera, the largest camera repair company in the country; and DirectPath, a leading telecommunications provider. Each of these entities is privately held.

He is a former Board member of Abington Health, a large regional health care provider and from 2017 to 2019 he was a member of the Finance and Investment Committees of Abington-Jefferson Health, upon the companies' merger in 2015. He was the President of the Alumni Board of William Penn Charter School, the oldest Quaker high school in America. He also served on the Amherst College Alumni Board and was a Session member at Grace Presbyterian Church in suburban Philadelphia.

A graduate of the Wharton School of the University of Pennsylvania, where he earned his Master's of Business Administration (MBA). Mr. Still is also a graduate of Amherst College, where he earned his Bachelor of Arts in Economics and Psychology.

There are no related party transactions involving Mssrs. Schulze, Haddock, and Still that are reportable under Item 404(a) of Regulation S-K. Following the appointment of Mssrs. Schulze, Haddock, and Still, James A. (Jack) Cardwell, John Ostroot, and Richard R. Ruskey resigned as directors of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2020, Hartman XIX, HIREIT, and Hartman XX each held a special meeting of its shareholders to vote on the proposals related to the mergers.

Hartman XX

Hartman XX previously filed with the Securities and Exchange Commission a definitive proxy statement/prospectus and related materials pertaining to the Merger Agreements and the Special Meeting, which describe in detail each of the proposals submitted to the Company’s stockholders to be voted on at the Special Meeting.

At the special meeting for shareholders of Hartman XX (the "XX Special Meeting"), there were present, in person or by proxy, stockholders holding an aggregate of 10,057,934 shares of the Company’s common stock, representing approximately 56.77% of the total number of 17,717,385 shares of the Company’s common stock issued and outstanding as of the record date for the XX Special Meeting and entitled to vote at the XX Special Meeting. The final results of the following matters voted on at the XX Special Meeting are set forth below, excluding any shares beneficially held by certain affiliates as required by the Merger Agreements.

Proposal No. 1— Approval of the Hartman XIX Merger Agreement:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,619,748	244,518	193,668	*

Proposal No. 2— Approval of the HIREIT Merger Agreement:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,624,320	258,987	174,627	*
Proposal No. 3— Approval of an Amendment to the Company's Charter:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,411,949	385,630	260,355	*

Proposal No. 4— Approval of an Amendment to the Company's Charter:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,524,321	270,734	262,879	*

Proposal No. 5— Approval of an Amendment to the Company's Charter:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,510,116	256,747	291,071	*

Proposal No. 6— Approval of an Amendment to the Company's Charter:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,500,021	272,340	285,573	*

* No broker non-votes were recorded in connection with Proposals Nos. 1-6.

Because the affirmative vote of the holders of a majority of the shares of Hartman XIX’s common stock entitled to cast a majority of all the votes entitled to vote on the six foregoing proposals was achieved, the proposal to grant discretionary authority to the named proxy holders to adjourn the XX Special Meeting to solicit additional proxies in favor of such proposals was not necessary or appropriate and, therefore, not called.

Hartman XIX

At the special meeting of the shareholders of Hartman XIX (the "XIX Special Meeting"), there were present, in person or by proxy, stockholders holding an aggregate of 3,826,877 shares of Hartman XIX’s common stock, representing approximately 69.39% of the total number of 5,514,702 shares of the Hartman XIX’s common stock issued and outstanding as of the record date for the XIX Special Meeting and entitled to vote at the XIX Special Meeting. The final results of the following matters voted on at the XIX Special Meeting are set forth below, excluding any shares beneficially held by certain affiliates as required by the Merger Agreements.

Proposal No. 1— Approval of the XIX Merger Agreement:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,710,339	69,129	47,409	*

Because the affirmative vote of the holders of a majority of the shares of Hartman XIX’s common stock entitled to cast a majority of all the votes entitled to vote on the two foregoing proposals was achieved, the proposal to grant discretionary authority to the named proxy holders to adjourn the XIX Special Meeting to solicit additional proxies in favor of such proposals was not necessary or appropriate and, therefore, not called.

HIREIT

At the special meeting of the shareholders of HIREIT (the "HIREIT Special Meeting"), there were present, in person or by proxy, stockholders holding an aggregate of 10,254,495 shares of HIREIT’s common stock, representing approximately 67.84% of the total number of 15,115,951 shares of HIREIT’s common stock issued and outstanding as of the record date for the HIREIT Special Meeting and entitled to vote at the HIREIT Special Meeting. The final results of the following matters voted on at the HIREIT Special Meeting are set forth below, excluding any shares beneficially held by certain affiliates as required by the Merger Agreements.

Proposal No. 1— Approval of the HIREIT Merger Agreement:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,054,316	113,688	86,491	*

Because the affirmative vote of the holders of a majority of the shares of HIREIT’s common stock entitled to cast a majority of all the votes entitled to vote on the two foregoing proposals was achieved, the proposal to grant discretionary authority to the named proxy holders to adjourn the HIREIT Special Meeting to solicit additional proxies in favor of such proposals was not necessary or appropriate and, therefore, not called.

Item 7.01 Regulation FD Disclosure.

At the XX Special Meeting, Mr. Hartman discussed that the company was considering the possibility of either converting to a perpetual-life REIT or merging at some future date with Hartman XXI, Inc., a public, non-traded REIT.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information furnished pursuant to this Item 7.01, including contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the “Safe Harbor” statement contained in the Investor Presentation, the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission and the other public announcements that the Company may make, by press release or otherwise, from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: May 20, 2020	By:	/s/ Allen R. Hartman
Chief Executive Officer and President